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                                                                   EXHIBIT 10.22

                               ENDORSEMENT NO. 2

                         Attached to and made a part of
                             AUTOMOBILE QUOTA SHARE
                        AGREEMENT OF REINSURANCE NO. 8937
                                     between
                           SAFE AUTO INSURANCE COMPANY
                     (herein referred to as the "Company")
                                       and
                        GENERAL REINSURANCE CORPORATION
                    (herein referred to as the "Reinsurer")

IT IS MUTUALLY AGREED that the $40,000,000 cap for the first Agreement Year here-under, as set forth in the second paragraph of ARTICLE V - LIABILITY OF THE REINSURER, is amended to $50,000,000.

IT IS FURTHER AGREED that the cap for the second Agreement Year hereunder, as set forth in the second paragraph of said ARTICLE V, is $50,000,000.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate,

this 29th day of December, 2002,

                                       SAFE AUTO INSURANCE COMPANY

                                       /s/ ARI DESHE, CEO
                                       ------------------
Attest:_______________

and this_______day of__________,200__.

                                       GENERAL REINSURANCE CORPORATION

                                       /s/ Jon Schriber
                                       ------------------
                                         Vice President

Attest: /s/ William J. Brassington
        --------------------------

                        GENERAL REINSURANCE CORPORATION